UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  July 25, 2003

                        IRWIN HOME EQUITY LOAN TRUST
         Home Equity Loan-Backed Notes, Series 2003-1 Trust
             (Exact name of registrant as specified in its charter)

New York (governing law of           333-91334-01       N/A
Pooling and Servicing Agreement)     (Commission        IRS EIN
(State or other                      File Number)
jurisdiction
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                        21045
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)



ITEM 5.  Other Events

Subsequent to filing the 8-K relating to the payment date on July 25, 2003, a revision was made to the IRWIN HOME EQUITY LOAN TRUST, Home Equity Loan-Backed Notes, Series 2003-1 which was not included in the original 8-K filed. This revision was not previously disclosed in a 1934 Act filing. An amended 8-K will be filed. The amended 8K was filed on March 26, 2004 because of a revision to the Pool Summary Section of the distribution report. The revised data has been and will continue to be available on the Wells Fargo Bank, Minnesota, as Master Servicer, website at www.ctslink.com.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                  Description

           EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-
                                           Backed Notes, Series 2003-1
                                           relating to the July 25, 2003
                                           distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  Irwin Home Equity Loan Trust
                Home Equity Loan-Backed Notes, Series 2003-1.

             By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
             By:   /s/   Beth Belfield, Assistant Vice President
             By:    Beth Belfield, Assistant Vice President

             Date:   7/25/03
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Amended monthly report distributed to holders of Home Equity Loan-Backed Notes, Series 2003-1, relating to the July 25, 2003 distribution.






                  Home Equity Loan-Backed Notes, Series
                   Irwin Home Equity Loan Trust 2003-1
                          Master Servicer Certificate
                         Payment Date: July 25, 2003

                               Certificate Summary
                        Offered Note Distribution Summary



Class of                                  Beginning Note     Interest          Principal         Aggregate          Ending Note
Notes                 Note Rate           Balance            Distribution      Distribution      Distribution       Balance
I A-1                1.53500%           55,082,746.34         70,460.01        2,044,479.89       2,114,939.90      53,038,266.46
I A-2                1.72500%           13,770,686.59         19,795.36          511,119.97         530,915.33      13,259,566.61
I VFN                1.72500%           -                     -                -                  -                 -
II A-1               1.53500%          117,322,120.46        150,074.55        3,571,333.70       3,721,408.25     113,750,786.77
II A-2               1.73500%           29,330,530.12         42,407.06          892,833.42         935,240.48      28,437,696.69
II VFN               1.73500%           -                     -                -                  -                 -
A-IO (1)            10.00000%           30,500,000.00        254,166.67        NA                   254,166.67      30,500,000.00
M-1                  2.0350%            22,875,000.00         38,792.19        -                     38,792.19      22,875,000.00
M-2                  3.0350%            19,825,000.00         50,140.73        -                     50,140.73      19,825,000.00
B-1                  4.4350%            19,063,000.00         70,453.67        -                     70,453.67      19,063,000.00
B-2                  5.5350%             6,862,000.00         31,650.98        -                     31,650.98       6,862,000.00
Total                                  284,131,083.51        727,941.22        7,019,766.98       7,747,708.20     277,111,316.53




(1) Class A-IO Note Balance is Notional

LIBOR                                                 1.035000%
Interest Period Begin                                 6/25/2003
Interest Period End                                   7/24/2003
Number of Interest Accrual Days:                      30
Days in Collection Period:                            30



                                          Prepayment
                      Beginning           Penalty            Excess Spread     Release of Over   Aggregate
                      Balance             Distribution       Distribution      Collaterlization  Distribution       Ending Balance
Certificates          8,884,833.18        223,355.42              -                 -            223,355.42         10,551,278.25



                      Noteholder Distribution Factors Summary (Per $1,000 Original Principal Amount)

                                          Original Note      Interest          Principal         Aggregate          Ending Note
                      Class of Notes      Balance            Distribution      Distribution      Distribution       Factor

                        I A-1           127,109,000.00       0.55432747       16.08446206        16.63878953       417.26601937
                        I VFN                  -             0.00000000        0.00000000         0.00000000         0.00000000
                        II A-1          234,033,000.00       0.64125380       15.25995776        15.90121156       486.04592843
                        II VFN                 -             0.00000000        0.00000000         0.00000000         0.00000000
                        II A-IO          31,204,000.00       8.14532336        NA                 8.14532336         NA
                        II M-1           24,964,000.00       1.55392525        0.00000000         1.55392525       916.31950008
                        II M-2           21,063,000.00       2.38051227        0.00000000         2.38051227       941.22394721
                        II B-1           26,524,000.00       1.19329588        0.00000000         1.19329588       258.70909365
                                        433,693,000.00





Pool Collections:                                               Group I            Group II           Total
Aggregate Collections (HELOCs)                              2,908,828.03                                  2,908,828.03
Aggregate Collections (HELOC125s)                                                     4,014,515.81        4,014,515.81
Aggregate Collections (HELs)                                                            749,800.98          749,800.98
Aggregate Collections (HEL125s)                                                         828,499.69          828,499.69
Total Aggregate Collections                                 2,908,828.03              5,592,816.48        8,501,664.51
Interest Collections (HELOCs)                                 571,772.77                                    571,772.77
Interest Collections (HELOC125s)                                                      1,380,433.56        1,380,433.56
Interest Collections (HELs)                                                             225,141.32          225,141.32
Interest Collections (HEL125s)                                                          468,434.88          468,434.88
Total Interest Collections                                    571,772.77              2,074,009.76        2,645,782.53
Principal Collections (HELOCs)                              2,337,055.26                                  2,337,055.26
Principal Collections (HELOC125s)                                                     2,634,082.25        2,634,082.25
Principal Collections (HELs)                                                            524,659.66          524,659.66
Principal Collections (HEL125s)                                                         360,064.81          360,064.81
Total Principal Collections                                 2,337,055.26              3,518,806.72        5,855,861.98
Additional Balances Created                                   390,910.22                119,246.08          510,156.30
Additional Balances Purchased                                 390,910.22                119,246.08          510,156.30
Additional Balance Differential                               -                          -                   -
Net Principal Collections                                   1,946,145.04              3,399,560.64        5,345,705.68
Principal Collections Distribution Amount                                                                 5,345,705.68
Prepayment Penalty Collections                                 77,878.22                145,477.20          223,355.42
Recoveries                                                    -                           1,620.82            1,620.82
Mortgage Loans Repurchased                                    -                          -                   -
less Servicing Fee                                             67,687.36                176,492.57          244,179.93
Master Servicer Remittance                                  2,528,108.67              5,444,175.85        7,972,284.52


Payments in Order of Priority                                                                             Total
Prepayment Penalties due to Certificateholder                                                          223,355.42
Indenture Trustee Fee                                                                                    1,220.90
Senior Note Interest Distribution                                                                      536,903.65
M-1 Interest Distribution                                                                               38,792.19
M-2 Interest Distribution                                                                               50,140.73
B-1 Interest Distribution                                                                               70,453.67
B-2 Interest Distribution                                                                               31,650.98
Senior Principal Collection Distribution                                                             5,345,705.68
M-1 Principal Collection Distribution                                                                     -
M-2 Principal Collection Distribution                                                                     -
B-1 Principal Collection Distribution                                                                     -
B-2 Principal Collection Distribution                                                                     -
Senior Liquidation Loss Distribution                                                                     7,616.23
M-1 Liquidation Loss Distribution                                                                         -
M-2 Liquidation Loss Distribution                                                                         -
B-1 Liquidation Loss Distribution                                                                         -
B-2 Liquidation Loss Distribution                                                                         -
Senior Overcollateralization Increase                                                                1,666,445.07
M-1 Overcollateralization Increase                                                                        -
M-2 Overcollateralization Increase                                                                        -
B-1 Overcollateralization Increase                                                                        -
B-2 Overcollateralization Increase                                                                        -
Certificateholder Excess Spread Distribution                                                              -
Total Distributions                                                                                  7,972,284.52

Excess Spread                                                                                        1,674,061.30








Pool Summary                                               Group I               Group II                    Total
Beginning Pool Balance (HELOCs)                              81,224,836.76                               81,224,836.76
Beginning Pool Balance (HELOC125s)                                                   132,614,088.20     132,614,088.20
Beginning Pool Balance (HELs)                                                         29,893,049.26      29,893,049.26
Beginning Pool Balance (HEL125s)                                                      49,283,942.47      49,283,942.47
Total Beginning Pool Balance                                 81,224,836.76           211,791,079.93     293,015,916.69

Ending Pool Balance (HELOCs)                                 79,278,691.72                               79,278,691.72
Ending Pool Balance (HELOC125s)                                                      130,091,635.80     130,091,635.80
Ending Pool Balance (HELs)                                                            29,368,389.60      29,368,389.60
Ending Pool Balance (HEL125s)                                                         48,923,877.66      48,923,877.66
Total Ending Pool Balance                                    79,278,691.72           208,383,903.06     287,662,594.78

Beginning Loan Count (HELOCs)                                1,509                                       1,509
Beginning Loan Count (HELOC125s)                                                     2,988               2,988
Beginning Loan Count (HELs)                                                           620                 620
Beginning Loan Count (HEL125s)                                                        944                 944
Total Beginning Loan Count                                   1,509                   4,552               6,061

Ending Loan Count (HELOCs)                                   1,468                                       1,468
Ending Loan Count (HELOC125s)                                                        2,928               2,928
Ending Loan Count (HELs)                                                              609                 609
Ending Loan Count (HEL125s)                                                           938                 938
Total Ending Loan Count                                      1,468                   4,475               5,943

Loss Summary                                                 Group I                 Group II            Total
Current Liquidation Losses (HELOCs)                          -                                           -
Current Liquidation Losses (HELOC125s)                                                7,616.23            7,616.23
Current Liquidation Losses (HELs)                                                    -                   -
Current Liquidation Losses (HEL125s)                                                 -                   -
Total Current Liquidation Losses                             -                        7,616.23            7,616.23

12 Month Liquidation Losses (HELOCs)                         -                                           -
12 Month Liquidation Losses (HELOC125s)                                              33,059.80           33,059.80
12 Month Liquidation Losses (HELs)                                                   -
12 Month Liquidation Losses (HEL125s)                                                -                   -
Total 12 Month Liquidation Losses                            -                       33,059.80           33,059.80

Aggregate Liquidation Losses (HELOCs)                        -                                           -
Aggregate Liquidation Losses (HELOC125s)                                             33,059.80           33,059.80
Aggregate Liquidation Losses (HELs)                                                  -
Aggregate Liquidation Losses (HEL125s)                                               -                   -
Total Aggregate Liquidation Losses                           -                       33,059.80           33,059.80

Cumulative Liquidation Loss Percentage                                                                   0.00%








Overcollateralization Target                                     21,807,524.83

Beginning Overcollateralization Amount                            8,884,833.18
Overcollateralization Increase Amount                             1,166,445.07
Overcollateralization Release Amount                               -
Ending Overcollateralization Amount                              10,551,278.25

Overcollateralization Deficiency                                 11,256,246.58


Cumulative Liquidation Loss Percentage                           0.00%







Loss Test Satisfied?                                                     Yes

Loss Test Targets:
Collection Periods 36 to 48                                             9.50%
Collection Periods 49 to 60                                            11.25%
Collection Periods 61 to 84                                            13.00%
Collection Periods 85+                                                 15.00%







Senior Enhancement Percentage                                          27.52%
17.75% of the Senior Enhancement Percentage                             4.89%
3-Mo. Rolling Average 60-Day Delinquency %                              0.17%

Delinquency Test Satisfied                                              Yes







Overcollarterization Targets
Initial Principal Balance                                      305,000,347.33
Initial Target (% of Initial Principal Balance)                      7.15%
Step-down Target (% of Current Balance)                             14.30%
Minimum Overcollateralization Target                             1,525,000.00


Net Loan Rate                                                       9.679%

Rapid Amortization Event: None
Servicing Default: None








                                                    Delinquency Summary


                           Group I       Group II              Group II             Group II            Group II         Grand
                           HELOCs        HELOC125s             HELs                 HEL125s             Total            Total
Current Loans          #  Balance      #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Bankrupt               3   106,312      5     275,919      -     -              1   30,213          6    306,132     9     412,444
REO                    -    -           -     -            -     -              -        -          -    -           -     -
Foreclosure            -    -           -     -            -     -              -        -          -    -           -     -
Total                  3   106,312      5     275,919      -     -              1   30,213          6    306,132     9     412,444

30 - 59 Days Past Due  #  Balance      #    Balance       #    Balance         #    Balance         #    Balance    #      Balance
Delinquent             2   104,232     17     796,367      1     40,223         2   40,223          #    876,814   22    981,047
Bankrupt               -   -            1     103,000      -     -              -        -          1    103,000    1    103,000
REO                    -   -           -      -            -     -              -        -          -    -          -     -
Foreclosure            1   57,080      -      -            -     -              -        -          -    -          1    57,080
Total                  3  161,312      18     899,367      1     40,223         2   40,223         #    979,814    24    1,141,126


60 - 89 Days Past Due  #  Balance      #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             2   95,040      5     236,581      2    69,639           -    -             7    306,220     9     401,260
Bankrupt               2  179,078      -     -            -       -             -    -             -    -           2     179,078
REO                    -    -          -     -            -       -             -    -             -    -           -      -
Foreclosure            -    -          -     -            -       -             -    -             -    -           -      -
Total                  4   274,118     5     236,581      2    69,639           -    -            7     306,220    11     580,338


90 - 119 Days Past Due #  Balance      #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -    -          -     -            -       -            -      -            -    -           -     -
Bankrupt               -    -          -     -            -       -            -      -            -    -           -     -
REO                    -    -          -     -            -       -            -      -            -    -           -     -
Foreclosure            -    -          -     -            -       -            -      -            -    -           -     -
Total                  -    -          -    -             -       -            -      -            -    -           -     -

120 - 149 Days Past Due#   Balance     #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -    -          -      -           -       -            -       -           -       -        -       -
Bankrupt               -    -          -      -           -       -            -       -           -       -        -       -
REO                    -    -          -      -           -       -            -       -           -       -        -       -
Foreclosure            -    -          -      -           -       -            -       -           -       -        -       -
Total                  -    -          -      -           -       -            -       -           -       -        -       -

150 - 179 Days Past Due#   Balance     #    Balance       #    Balance         #    Balance        #    Balance     #    Balance
Delinquent             -    -          -      -           -       -            -       -           -       -        -       -
Bankrupt               -    -          -      -           -       -            -       -           -       -        -       -
REO                    -    -          -      -           -       -            -       -           -       -        -       -
Foreclosure            -    -          -      -           -       -            -       -           -       -        -       -
Total                  -    -          -      -           -       -            -       -           -       -        -       -

180 or More Days Past Due    #    Balance  #     Balance    #    Balance    #    Balance    #    Balance     #    Balance
Delinquent                   -        -    -     -          -     -         -        -      -    -           -      -
Bankrupt                     -        -    -     -          -     -         -        -      -    -           -      -
REO                          -        -    -     -          -     -         -        -      -    -           -      -
Foreclosure                  -        -    -     -          -     -         -        -      -    -           -      -
Total                        -        -    -     -          -     -         -        -      -    -           -      -

Total Bankrupt               5     285,390  6   378,919      -     -        1      30,123   7  409,132      12     694,522
Total REO                    -        -     -     -          -     -        -        -      -    -           -      -
Total Foreclosure            1      57,080  -     -          -     -        -        -      -    -           1      57,080









